UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TENNANT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

TENNANT COMPANY

TENNANT COMPANY
10400 CLEAN STREET
EDEN PRAIRIE, MN 55344-2650

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BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

W72711 P24838-01S

Your **Vote** Counts!

TENNANT COMPANY

2025 Annual Meeting

Vote by April 28, 2025

11:59 PM ET



You invested in TENNANT COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # **0123 4567 8192 1239**

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 29, 2025
10:30 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/TNC2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Control # 0123 4567 8192 1239 Board Recommends 1. Elect three Class Ill directors to three-year terms and one Class II director to a two-year term. Nominees: 1 a. Andrew P. Hider 0For 1 b. David W. Hurni 0For 1 c. David Windley 0For 1 d. Mark W. Sheahan OFor 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. 0For 3. Advisory approval of executive compensation . OFor NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". 123,456,789,012 . 00000 P24838-01S l l 2 OF 2